SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 7, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                    0-5905                    62-0156300
       ---------                    ------                    ----------
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                           Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of
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                Directors; Appointment of Principal Officers.
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         On November 7, 2005, Chattem, Inc. (the "Company") announced that Ruth
W. Brinkley has joined the Company's Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

         Ms. Brinkley was nominated by the Company's independent directors and elected by the Board, effective November 7, 2005. Ms. Brinkley fills the vacancy resulting from the resignation of A. Alexander Taylor II as a member of the Board on September 1, 2005. Ms. Brinkley will serve the remainder of Mr. Taylor's three year term which expires at the Company's Annual Meeting of Shareholders in 2008. The appointment of Ms. Brinkley to a committee of the Board of Directors will be considered at the Board's next regularly scheduled meeting in January 2006.



Item 9.01.      Financial Statements and Exhibits
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         (c)    The following exhibits are being furnished herewith:

Exhibit No.                         Exhibit Description
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99.1                       Press Release dated November 7, 2005



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 10, 2005                     CHATTEM, INC.


                                      By:  /s/ Theodore K. Whitfield, Jr.
                                           ------------------------------
                                             Theodore K. Whitfield, Jr.
                                             Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                    Exhibit Description
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99.1                       Press Release dated November 7, 2005